     As filed with the Securities and Exchange Commission on June 24, 1999

                                                     Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                              TOWNE SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            GEORGIA                            7374                          62-1618121
(State or Other Jurisdiction of    (Primary Standard Industrial   (I.R.S. Employer Identification
 Incorporation or Organization)    Classification Code Number)                Number)

3950 JOHNS CREEK COURT, SUITE 100, SUWANEE, GEORGIA 30024, (678) 475-5200, (678)
                              475-5300 (FACSIMILE)
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                             ---------------------

                                DREW W. EDWARDS
                            CHIEF EXECUTIVE OFFICER
                              TOWNE SERVICES, INC.
                             3950 JOHNS CREEK COURT
                                   SUITE 100
                             SUWANEE, GEORGIA 30024
                                 (678) 475-5200
                           (678) 475-5300 (FACSIMILE)
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                                   Copies to:

             GLENN W. STURM, ESQ.                            DAVID A. STOCKTON, ESQ.
            SUSAN L. SPENCER, ESQ.                            JAN M. DAVIDSON, ESQ.
  NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.                 KILPATRICK STOCKTON LLP
        FIRST UNION PLAZA, SUITE 1400                         1100 PEACHTREE STREET
          999 PEACHTREE STREET, N.E.                                SUITE 2800
            ATLANTA, GEORGIA 30309                            ATLANTA, GEORGIA 30309
                (404) 817-6000                                    (404) 815-6500
          (404) 817-6050 (FACSIMILE)                        (404) 815-6555 (FACSIMILE)

                             ---------------------

    Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
    If this form is filed to register additional securities for any offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-76859
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ---------------------
    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ---------------------
    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------
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       TITLE OF EACH CLASS OF                AMOUNT          PROPOSED MAXIMUM     PROPOSED MAXIMUM
          SECURITIES TO BE                    TO BE           OFFERING PRICE          AGGREGATE            AMOUNT OF
             REGISTERED                   REGISTERED(1)          PER SHARE         OFFERING PRICE      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value...........        575,000               $7.13             $4,099,750             $1,140
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1) Includes 75,000 shares which the Underwriters have an option to purchase from Towne Services, Inc. to cover over-allotments, if any.
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

     EXPLANATORY NOTE AND INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement on Form S-1 is being filed by Towne Services, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended. Towne hereby incorporates by reference into this Registration Statement the contents of Towne's Registration Statement on Form S-1 (File No. 333-76859) declared effective on June 23, 1999 by the Securities and Exchange Commission, including each of the documents filed with the Commission therein.

                                    PART II

                  INFORMATION NOT REQUIRED TO BE IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENTS

     All exhibits filed with the Registration Statement (File No. 333-76859) are incorporated by reference into and shall be deemed a part of this Registration Statement, except the following, which are filed with this registration statement:

 5.1  Opinion of Nelson Mullins Riley & Scarborough, LLP.
23.1  Consent of Arthur Andersen LLP.
23.2  Consent of KPMG LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 24th day of June, 1999.

                                          TOWNE SERVICES, INC.

                                          By:      /s/ DREW W. EDWARDS
                                            ------------------------------------
                                                      Drew W. Edwards
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities listed and on the dates indicated.

                     SIGNATURES                                        TITLE                       DATE
                     ----------                                        -----                       ----
                 /s/ DREW W. EDWARDS                   Chairman of the Board and Chief         June 24, 1999
-----------------------------------------------------    Executive Officer (principal
                   Drew W. Edwards                       executive officer)

                          *                            President, Chief Operating Officer and  June 24, 1999
-----------------------------------------------------    Director
                   Henry M. Baroco

                /s/ BRUCE F. LOWTHERS                  Chief Financial Officer (principal      June 24, 1999
-----------------------------------------------------    financial and accounting officer)
                  Bruce F. Lowthers

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                    G. Lynn Boggs

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                   Frank W. Brown

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                   John W. Collins

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                  J. Stanley Mackin

                          *                            Director                                June 24, 1999
-----------------------------------------------------
               John D. Schneider, Jr.

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                   Glenn W. Sturm

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                  J. Stephen Turner

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                  Bahram Yusefzadeh

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                   Joe M. Rodgers

                          *                            Director                                June 24, 1999
-----------------------------------------------------
               J. Daniel Speight, Jr.

                          *                            Director                                June 24, 1999
-----------------------------------------------------
                Richardson M. Roberts

*By: /s/ BRUCE F. LOWTHERS
----------------------------------------------------
     as attorney-in-fact pursuant to power of
     attorney set forth in the registration statement
     filed on April 22, 1999, as amended (SEC File
     No. 333-76859)

                                      II-2